UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 16, 2021
Date of Report (Date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01. Other Events
On November 16, 2021, Martin J. Vanderploeg, President and Chief Executive Officer of Workiva Inc. (the "Company"), and Jeffrey B. Trom, Executive Vice President and Chief Technology Officer of the Company, each sold a portion of their Company stock, as part of their strategies for philanthropy, tax planning, asset diversification and liquidity. Messrs. Vanderploeg and Trom have each informed the Company that they intend to continue in their capacities as the Company's President and Chief Executive Officer, and Executive Vice President and Chief Technology Officer, respectively, for the foreseeable future.
Mr. Vanderploeg converted 466,449 shares, or approximately 26.9% of his Class B common stock into Class A common stock. Following this transaction, Mr. Vanderploeg sold 600,000 shares of Class A common stock, representing approximately 24.8% of his beneficially owned stock, in a block trade made in accordance with the provisions of Rule 144 of the Securities Act of 1933. This transaction comprises approximately 1.2% of the Company's total outstanding capital stock. Following this transaction, Mr. Vanderploeg beneficially owns directly and indirectly 554,750 shares of Class A common stock (including options exercisable within 60 days) and 1,264,204 shares of Class B common stock, comprising in the aggregate approximately 3.6% of the Company's total outstanding capital stock, and approximately 14.9% of the voting power of the Company's outstanding capital stock.
Mr. Trom converted 284,645 shares of Class B common stock held in a revocable trust, and 397,750 shares of Class B common stock held by the Martin J. Vanderploeg Charitable Remainder Trust, into Class A common stock. These shares represent in the aggregate approximately 58% of the Class B common stock beneficially owned by Mr. Trom. Following these transactions, Mr. Trom sold 330,000 shares of Class A common stock, representing approximately 23% of his beneficially owned stock, in a block trade made in accordance with the provisions of Rule 144 of the Securities Act of 1933. In addition, the Martin J. Vanderploeg Charitable Remainder Trust donated 397,750 shares of Class A common stock to various charitable organizations. These transactions comprise approximately 1.3% of the Company's total outstanding capital stock. Following these transactions, Mr. Trom beneficially owns directly and indirectly approximately 210,664 shares of Class A common stock (including options exercisable within 60 days) and 491,270 shares of Class B common stock, comprising in the aggregate approximately 1.5% of the Company's total outstanding capital stock, and approximately 5.8% of the voting power of the Company's outstanding capital stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of November, 2021.

WORKIVA INC.

By:	/s/ Brandon Ziegler
Name:	Brandon Ziegler
Title:	Executive Vice President, Chief Legal Officer and Secretary